EXHIBIT 6(a)

                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm as experts under the caption "Other Matters" and to the use of our report dated October 19, 1995 in Amendment No. 1 to the Registration Statement (Form S-6 File No. 33-62681) and related Prospectus of Voyageur Tax-Exempt Trust, Series 5.


                                        KPMG PEAT MARWICK LLP


Minneapolis, Minnesota
October 19, 1995